Impairment charges	6 Months Ended
Jun. 30, 2023
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment charges
5. Impairment charges

Six months ended 30 June	2023 US$m	2022 US$m
Aluminium – Alumina refineries	(1,175)	—

Allocated as:
Property, plant and equipment	(1,175)	—

30 June 2023
Aluminium - Alumina refineries, Australia
The Gladstone alumina refineries are responsible for more than half of our scope 1 carbon dioxide emissions in Australia and therefore have been a key focus as we evaluate options to decarbonise our assets. In March 2023, the Australian Parliament legislated to introduce a requirement for large heavy industrial carbon emitters to purchase carbon credits based upon their scope 1 emissions with a reducing baseline for these emissions. The challenging market conditions facing these assets, together with our improved understanding of the capital requirements for decarbonisation and the now legislated cost escalation for carbon emissions have been identified as impairment triggers.
Using a fair value less cost of disposal methodology and discounting real-terms post-tax cash flows at 6.6%, we have recognised a pre-tax impairment charge of US$1,175 million (post-tax US$828 million). This represents a full impairment of the property, plant and equipment at the Yarwun alumina refinery (US$948 million) and an impairment of US$227 million for the property, plant and equipment of Queensland Alumina Limited (QAL). These impairments reflect market participant assumptions and the difficult trading conditions for these assets which have operated below our planned output.

For QAL, the recoverable amount (net present value of US$325 million) is represented by future cash flows attributable to the double digestion project. This major capital project improves the energy efficiency of the alumina production process and significantly reduces carbon emissions. These cash flows have been risk adjusted to reflect the pre-feasibility study stage of project evaluation. If investment in the double digestion project was not approved, the post-tax impairment charge would be US$325 million greater and result in a full impairment of QAL.
Impact of climate change on our business - Gladstone alumina refineries
We are committed to the decarbonisation of our assets to reduce scope 1 and scope 2 emissions by 50% by 2030 and to net zero emissions by 2050 relative to our 2018 equity baseline. We anticipate that further carbon action may be necessary to align with the goals of the Paris agreement to limit temperature increases to 1.5[o]C. To illustrate the sensitivity of the refinery valuations to the cost of carbon credits, we have modelled a 10% increase in those unit costs across all years, before the impact of decarbonisation projects with all other inputs remaining constant. For QAL, this sensitivity indicates a reduction in the pre-tax value by US$99 million, however this is expected to be largely mitigated by decarbonisation projects, including double digestion. There is no impact at Yarwun as all property, plant and equipment is already fully impaired.

30 June 2022
There were no impairment charges during the six months ended 30 June 2022.